OTHER EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2014
OTHER EXPENSES, NET [Abstract]
Schedule of Other Expenses, Net
	US dollars
	Year ended December 31,
(in thousands)	2014	2013	2012
Adjustment of purchase price of subsidiary sold (1)	-	200	-
Impairment of goodwill and intangible assets (2)	922	4,620	672
Write-off of account receivable in respect of sale of subsidiary (3)	-	-	484
Other	(66)	(60)	461
	856	4,760	1,617

(1)	See Note 11A1.

(2)	See Note 7 and 8.

(3)
During April 2012, the Company sold its entire holding in the subsidiary Ituran Cellular Communication Ltd. for US$ 0.3 million in cash and for an additional amount of approximately US$ 0.5 million that was required to be paid soon thereafter.  However, during late 2012, the acquirer entered into liquidation proceedings by its creditors and therefore due to the significant uncertainty regarding the collection of this receivable, the entire amount was written-off.